Exhibit 10.148

This Instrument Prepared By

Kenneth P. Ezell, Jr.

Baker, Donelson, Bearman & Caldwell 211 Commerce Street

Suite 1000

Nashville, TN 37201

ASSIGNMENT AND ASSUMPTION OF AIR RIGHTS LEASE

THIS ASSIGNMENT AND ASSUMPTION OF AIR RIGHTS LEASE made and entered into as of the 28th day of October, 2003 by and between JEFFERSON EQUITY PARTNERS, LLC, a Tennessee limited liability company (“Assignor”) to HEALTHCARE EQUITY PARTNERS, LLC, a Tennessee limited liability company (“Assignee”).

WITNESSETH:

WHEREAS, Assignor is the Tenant and St. Mary’s Health System, Inc., is the Landlord, under a certain Air Rights Lease dated March 27, 2003, and First Amendment, dated October 8, 2003, of the property described on Exhibit “A” hereto (the “Lease”), for the lease of a certain Air Space Parcel and construction of a certain Tenant Facility over Landlord’s Facility and within the Air Space Parcel. The terms “Air Space Parcel”, “Tenant Facility” and “Landlord’s Facility” shall have the same meaning herein as defined in the Lease.

WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to acquire from Assignor all Assignor’s right, title and interest in, to and under the Lease, (the “Assignment”).

NOW, THEREFORE, in consideration of the premises and mutual covenants and promises of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1. Assignment of Lease. Assignor hereby assigns all of its right, title and interest in and to the Lease to Assignee.

2. Assumption by Assignee. Assignee hereby agrees to assume and perform all of the obligations, liabilities and responsibilities of the Assignor under the Lease.

3. Further Assurances. Assignor agrees from time to time, upon the reasonable request and at the costs and expense of Assignee, to execute, acknowledge and deliver such further documentation as may be necessary or desirable in Assignee’s discretion to accomplish filly and properly evidence the assignment of the Lease from Assignor to Assignee.

4. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, their respective heirs, successors and assigns.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the Assignor has executed this Assignment and Assumption Agreement as of the date and year first above written.

JEFFERSON EQUITY PARTNERS, LLC,
a Tennessee limited liability company

By:	/s/ Norman T. Brinkman
Norman T. Brinkman

ACCEPTANCE BY ASSIGNEE

Agreed to and accepted on behalf of Assignee by the undersigned duly authorized officer of Assignee.

HEALTHCARE EQUITY PARTNERS, LLC,
a Tennessee limited liability company

By:	/s/ Norman T. Brinkman
Norman T. Brinkman

CONSENT OF LANDLORD

St. Mary’s Health System, Inc., joins in the execution of this Assignment and Assumption Agreement for the purpose of consenting to the assignment of the Lease.

ST. MARY’S HEALTH SYSTEM, INC.,
a Tennessee nonprofit corporation

By:

Title:

STATE OF VIRGINIA

COUNTY OF ALBEMARLE

Before me,                     , a Notary Public in and for the State and County aforesaid, personally appeared, Norman T. Brinkman, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager of Jefferson Equity Partners, LLC, the within named bargainor, a Tennessee limited liability company, and that he as such Manager, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as such.

WITNESS my hand and seal at office, on this the 28th day of October, 2003.

Notary Public
My Commission Expires:

STATE VIRGINIA

COUNTY OF ALBEMARLE

Before me,                     , a Notary Public in and for the State and County aforesaid, personally appeared, Norman T. Brinkman, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Manager of Healthcare Equity Partners, LLC, the within named bargainor, a Tennessee limited liability company, and that he as such Manager, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as such.

WITNESS my hand and seal at office, on this the 28th day of October, 2003.

Notary Public
My Commission Expires:

STATE TENNESSEE

COUNTY OF KNOX

Before me,                     , a Notary Public in and for the State and County aforesaid, personally appeared,                     , with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the                      of St. Mary’s Health System, Inc., the within named bargainor, a Tennessee nonprofit corporation, and that he/she as such                      being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such.

WITNESS my hand and seal at office, on this the 4th day of November, 2003.

Notary Public
My Commission Expires:

Exhibit A

INTENTIONALLY OMITTED